Income Taxes - Income Tax Provision/(Benefit) (Detail) - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income tax benefit at federal statutory rate	$ (13,092,000)	$ (13,546,000)	$ (9,758,000)
Orphan drug credit / R&D credit	(4,458,000)	(7,530,000)	(4,575,000)
Stock options	543,000	594,000	278,000
Other	(430,000)	187,000	(213,000)
Change in federal valuation allowance	15,028,000	20,295,000	14,268,000
Total	$ (2,409,000)	$ 0	$ 0